EXHIBIT 99.1

Contact:
Michael Dillon
216-676-2000

GRAFTECH ANNOUNCES CEO DAVID RINTOUL's PLANNED RETIREMENT

BROOKLYN HEIGHTS, Ohio - February 28, 2022 - GrafTech International Ltd. (NYSE:EAF) (“GrafTech” or the “Company”) announced today that David J. Rintoul has informed the Company of his intent to retire as Chief Executive Officer and President and as a member of the Board of Directors of the Company (the “Board”), effective as of the end of June 2022, or such later time as a successor has been appointed to ensure a smooth transition.
“On behalf of the Board, I would like to thank David for his dedicated service to GrafTech since the Company went public in 2018,” said Denis Turcotte, Chair of GrafTech’s Board. “We are grateful to David for his strong leadership on behalf of all stakeholders and wish him all the best in his upcoming retirement.”
The Board has authorized the Nominating and Corporate Governance Committee (the “Committee”), which is working with a leading executive search firm, to conduct a global search and assist in considering both internal and external candidates. The Committee will make recommendations to the Board with the Board making the final decision on a successor.

About GrafTech
GrafTech International Ltd. is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals. The Company has a competitive portfolio of low-cost, ultra-high power graphite electrode manufacturing facilities, including three of the highest capacity facilities in the world. We are the only large-scale graphite electrode producer that is substantially vertically integrated into petroleum needle coke, a key raw material for graphite electrode manufacturing. This unique position provides us with competitive advantages in product quality and cost.

Forward-looking Statements
This press release may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our current views with respect to, among other things, financial projections, plans and objectives of management for future operations, and future economic performance. Examples of forward-looking statements include, among others, statements we make regarding future estimated revenues and volumes derived from our take-or-pay agreements with initial terms of

EXHIBIT 99.1
three-to-five years, future pricing of short-term agreements and spot sales, anticipated levels of capital expenditures, and guidance relating to earnings per share and adjusted EBITDA. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or other comparable words. Any forward-looking statements contained in this press release are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. These forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including those factors described in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in reports and statements filed by the Company with the U.S. Securities and Exchange Commission. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
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